UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

RENT-A-CENTER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE

Rent-A-Center and Vintage Capital Receive Second Request from FTC Under HSR Act

PLANO, Texas and ORLANDO, Florida—September 13, 2018—Rent-A-Center, Inc. (NASDAQ/NGS:RCII) (“Rent-A-Center” or the “Company”), a leader in the rent-to-own industry, and Vintage Capital Management, LLC (“Vintage Capital”), a private and public equity investor with a controlling interest in Buddy’s Newco LLC d/b/a Buddy’s Home Furnishings (“Buddy’s”), a privately-held rent-to-own company, today announced that both the Company and Buddy’s received a Request for Additional Information and Documentary Materials (commonly known as a “Second Request”) from the Federal Trade Commission (“FTC”) in connection with the pending acquisition of Rent-A-Center by affiliates of Vintage Capital (the “Merger”). The Second Request was issued under notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The effect of the Second Request is to extend the current waiting period imposed by the HSR Act until 30 days after Rent-A-Center and Buddy’s have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. Rent-A-Center and Buddy’s continue to cooperate fully with the FTC. The parties intend to complete the Merger as soon as practicable following receipt of regulatory clearance from the FTC. The Company and Vintage Capital currently expect the Merger to close during the first quarter of 2019.

The special meeting of Rent-A-Center’s stockholders to approve the Merger remains scheduled for Tuesday, September 18, 2018.

About Rent-A-Center, Inc.

A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. The Company owns and operates approximately 2,350 stores in the United States, Mexico, Canada and Puerto Rico, and approximately 1,250 Acceptance Now kiosk locations in the United States and Puerto Rico. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 250 rent-to-own stores operating under the trade names of “Rent-A-Center,” “ColorTyme,” and “RimTyme.” For additional information about the Company, please visit its website at www.rentacenter.com.

About Vintage Capital Management, LLC

Vintage is a value-oriented, operations-focused, private and public equity investor specializing in the consumer, aerospace and defense, and manufacturing sectors. Vintage is the controlling shareholder of Buddy’s Newco LLC d/b/a Buddy’s Home Furnishings, a privately-held rent-to-own company with approximately 300 company-owned and franchised locations across the U.S. and Guam. For additional information about Vintage, please visit www.vintcap.com. For additional information about Buddy’s, please visit www.buddyrents.com.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed Merger, the benefits of the proposed Merger, and the anticipated timing of consummation of the proposed Merger. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” “will,” “could,” “should,” or the negative thereof or variations thereon or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Company’s merger agreement with Vintage Capital; unknown, underestimated or undisclosed commitments or liabilities; the inability to complete the Merger due to the failure to obtain stockholder approval of the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of certain affiliates of Vintage Capital to obtain the necessary debt and/or equity financing to complete the Merger; risks relating to operations of the business and financial results of the Company if the merger agreement is terminated; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the pending Merger on the Company’s relationships with third parties, including its employees, franchisees, customers, suppliers, business partners and vendors, which make it more difficult to maintain business and operations relationships, and may negatively impact the operating results of the four core business segments and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; adverse changes in U.S. and non-U.S. governmental laws and regulations; and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements with respect to any Merger-related litigation.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 31, 2017 (our “2017 Form 10-K”) and Part II, Item 1A. Risk Factors in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 (our “2018 Form 10-Qs”). There have been no material changes to the risk factors disclosed in our 2017 Form 10-K and 2018 Form 10-Qs.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company and certain affiliates of Vintage Capital. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement with the SEC on August 15, 2018. The definitive proxy statement was mailed to the Company’s stockholders on or about August 16, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF RENT-A-CENTER, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO)

AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at www.rentacenter.com or by contacting the Company’s Investor Relations Department by (a) mail at Rent-A-Center, Inc., Attention: Maureen Short, Investor Relations, 5501 Headquarters Drive, Plano, TX 75024, (b) telephone at (972) 801-1899, or (c) e-mail at maureen.short@rentacenter.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the Company’s definitive proxy statement filed with the SEC on August 15, 2018 and other relevant documents that may be filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the 2017 Form 10-K and the Company’s definitive proxy statements filed with the SEC on April 24, 2018 and August 15, 2018.

Contacts

Rent-A-Center, Inc.:

Investors:

Rent-A-Center, Inc.

Maureen Short, 972-801-1899

Interim Chief Financial Officer

maureen.short@rentacenter.com

Vintage Capital Management, LLC:

Andrew Laurence, Partner

617-690-2580

alaurence@vintcap.com

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